Exhibit 10.1

娄云辉    李清    王明峰
LOU YUNHUI,     LI QING,    WANG MINGFENG

和/and

松原市东北石油技术服务有限公司
Song Yuan North East Petroleum Technical Service Co., Ltd.

关于
on

松原市天成钻井工程有限公司
Song Yuan Tiancheng Drilling Engineering Co.,Ltd.

之

股权转让协议
Share Transfer Agreement

本协议于2009年09月 25 日由以下各方签订：
This Agreement is signed on September 25, 2009 by and among:

甲方：	娄云辉
住址：
身份证号码：

Party A:	Lou Yun Hui
Address:	3-25-2,No.538 Zhongshan Road, Shahekou District, Dalian City, Liaoning Province
Identity Card Number:	220702196607060624

乙方：	李清
住址：
身份证号码：

Party B:	Li Qing
Address:	Xijiao Village, Xingyuan Town, Ningjiang District, Songyuan City, Jilin Province.
Identity Card Number:	230622194812210567

丙方：	王明峰
住址：
身份证号码：

Party C:	Wang Ming Feng
Address:	63-28-5,Heping Road, Zhaozhou County, Heilongjiang Province.
Identity Card Number:	232329196907110218

丁方：	松原市东北石油技术服务有限公司
注册地址：	中国吉林省松原市经济技术开发区青年大街湛江路综合写字楼
法定代表人：	王洪军

Party D:	Song Yuan North East Petroleum Technical Service Co., Ltd.
Registered Address:	Comprehensive Office Building, Zhan Jiang Road, Youth Street, Economic and Technology Development District, Song Yuan, Jilin Province, PRC
Legal Representative:	Wang Hong Jun

（以上合称各方，每一方成为一方）
（Collectively known as the Parties and each known as a Party）

鉴于
Whereas

(1)
松原市天成钻井工程有限公司是一家注册于中华人民共和国（“中国”）吉林省松原市宁江区雅达虹工业集中区的有限责任公司，其营业执照编号为：220702000001485 (“目标公司”)
Song Yuan Tiancheng Drilling Engineering Co., Ltd. (“Target Company”) is a limited liability company with its registered address at Yadahong Industrial Concentration Park, Ningjiang District, Song Yuan, Jilin Province, the People’s Republic of China (“PRC”) and its business license registration number being 220702000001485.

(2)
目标公司为私人拥有的有限责任公司，甲乙丙三方拥有的目标公司股权分别为40%、40%和20%（合称“目标股权”）。
The Target Company is a private owned limited liability company. Party A, Party B and Party C holds 40%, 40% and 20% of the shares of the Target Company respectively (collectively “Target Shares”).

各方就目标公司股权转让达成协议如下：
It is agreed as follows by the Parties on the share tranfser of the Target Company:

1.	股权转让（“股权转让”） Share Transfer (“Share Transfer”)

1.1
甲乙丙三方同意根据本协议的条款和条件向丁方出让并且丁方同意购买目标股权，即甲乙丙三方将各自所持有的40%、40%和20%出让给丁方。
Party A, Party B and Party C agree to sell to Party D and Party D agrees to purchase the Target Shares in accordance with the terms and conditions set out in this Agreement, i.e. Party A, Party B and Party C agree to sell the shares of the Target Company (40%, 40% and 20% respectively) held by them to Party D.

2.	转让对价和支付安排 Transfer Price and Payment Schedules

2.1
丁方对于收购目标股权应付予甲乙丙三方的对价（“转让对价”）分别为美金 520 万元、  520  万元和  260  万元，该转让对价不包含目标公司库存。
Party D shall respectively pay to Party A, Party B and Party C the consideration (“Transfer Price”) of USD__5,200,000_, USD _5,200,000_ and USD _2,600,000_ for the acquisition of the Target Shares.  Such Transfer Price shall exclude the inventory of the Target Company.

2.2	支付安排： Payment Schedules:

1）
丁方在本协议签订之日起   15     天内支付美金  650  万元（“首次支付”）（根据甲乙丙三方在目标公司的持股比例分配），丁方之前已支付的人民币  800   万元定金冲抵首次支付；
Party D shall pay USD _6,500,000_ (“First Installment”) (which shall be distributed to Party A, Party B and Party C depending on their shareholding percentages in the Target Company) within __15__ days upon the execution of this Agreement.  The deposit of RMB _8,000,000_ which has been paid by Party D earlier shall be used to settle the First Installment.

2）
在95％股权转让工商变更登记和剩余5％股权信托设立完成之日起  15  天内支付剩余美金    6,500,000  万元（根据甲乙丙三方的持股比例分配）。
Party D shall pay the balance of USD _6,500,000_ (which shall be distributed to Party A, Party B and Party C depending on their shareholding percentages) within __15 _ days after the completion of the registration with respect to the Share Transfer of 95% of the Target Shares at relevant Industry and Commerce Bureau and the establishment of a trust to hold 5% of the Target Shares for the benefit of Party D.

2.3
丁方一旦将转让对价支付予甲乙丙三方，即视为丁方已完全履行了支付转让对价的义务。
Once Party D pays to Party A, Party B and Party C the Transfer Price, Party D shall be deemed to have fully performed its obligation of paying the Transfer Price.

3.	公司债权、债务处理 Creditor’s Rights of the Target Company and the Arrangement of Debts

3.1
在本协议签订后丁方人员接管目标公司前，目标公司所有债务和对第三方的责任（若有）由甲乙丙三方承担。如丁方人员接管目标公司之前有任何未披露给丁方的任何已有、或有以及潜在的债务及责任，也应由甲乙丙三方承担。
After the signing of this Agreement and before the personnel designated by Party D take control of the Target Company, all the debts and liabilities to any third party and/or any related party of the Target Company shall be borne by Party A, Party B and Party C. Any existing, contingent or potential debts and liabilities of the Target Company that have not been disclosed to Party D before the personnel of Party D take control of the Target Company shall also be borne by Party A, Party B and Party C.

4.	股权转让相关手续的办理 Handling with relevant procedures for the Share Transfer

4.1
在丁方向甲乙丙三方完成首次支付之日起5天内，甲乙丙三方应促使目标公司办理完成95％股权转让的工商变更手续，使丁方成为目标公司的95％登记股东。同时甲方应同丁方签订附件中的信托协议（“信托协议”）并以信托的方式协助丁方持有余下的5％公司股权。随后，丁方有权委派新的董事和管理人员到目标公司来取代原来甲乙丙三方所指定的董事和管理人员。
Within 5 days after the completion of the payment of the First Installment by Party D to Party A, Party B and Party C, Party A, Party B and Party C shall procure the Target Company to proceed with the relevant procedures at relevant Industry and Commerce Bureau to complete the Share Transfer of 95% of the Target Shares so that the registered shareholder of the Target Company is changed to Party D for 95% of the Target Shares.  In addition, Party A shall enter into a Trust Agreement (the “Trust Agreement”) in the form attached hereto as Exhibit A with Party D pursuant to which Party A shall hold 5% of the Target Shares in trust for the benefit of Party D. Afterwards, Party D shall have the right to assign new directors and management personnel to the Target Company to replace the previous directors and management personnel appointed by Party A, Party B and Party C.

4.2
各方确认，自目标公司工商变更登记完成之日起， 除了甲方在信托协议中规定的权利和义务，甲乙丙三方将不再享有作为公司股东的任何权利，包括利润的分享、经营管理权以及对公司或其任何资产的权利。
The Parties confirm that Party A, Party B and Party C shall not have any shareholder’s rights in the Target Company anymore after the completion of registration of Share Transfer by the Target Company, including profit sharing, operation and management right as well as any right on the Target Company or any of its assets. Other than rights provided to Party A in the Trust Agreement.

4.3
丁方向甲乙丙三方支付转让对价后，目标公司应当注销甲乙丙三方的出资证明书，向丁方签发新的出资证明书。
After Party D pays Transfer Price to Party A, Party B and Party C, the Target Company shall de-register the capital contribution certificates issued to Party A, Party B and Party C and issue a new capital contribution certificate to Party D.

4.4
若由于非甲乙丙三方及/或丁方能控制的原因，股权转让工商变更登记未能完成，各方应当进一步协商（a）延长股权转让的期限，从而使目标公司和丁方得以向有关机关继续申请办理工商变更登记；或（b）终止股权转让。
In case of any event that is beyond Party A, Party B, Party C and/or Party D’s control resulting in the failure to complete the registration of the Share Transfer at relevant Industry and Commerce Bureau, the Parties shall further negotiate (a) to extend the term regarding the Share Transfer in order that Party D and the Target Company could continue to apply to the relevant authority for the registration; or (b) to terminate the Share Transfer.

4.5
若丁方依据本协议第2条已向甲乙丙三方支付了转让对价，由于非甲乙丙三方及/或丁方能控制的原因，股权转让未能完成工商变更登记的，丁方有权自其获悉此情况后，要求甲乙丙三方于收到丁方发出的书面通知后的三（3）个工作日内返还转让对价。转让对价应全额返还，不得有任何扣减、代扣代缴或者其他抵扣。甲乙丙三方向丁方返还转让对价后，除本协议另有规定外，任何一方无需向其他方承担任何法律责任。各方各自承担因本协议的签署和履行而产生的费用。
If Party D pays to Party A, Party B and Party C the Transfer Price in accordance with article 2 of this Agreement and because of any event that is beyond Party A, Party B, Party C and/or Party D’s control that results in the failure to complete the registration of the Share Transfer at relevant Industry and Commerce Bureau, Party D has the right, after being informed of the relevant events, to demand Party A, Party B and Party C to refund the Transfer Pricec within three (3) working days after serving Party A, Party B and Party C a written notice by Party D. The Transfer Price shall be refunded in full amount without any deduction, withholding or other setoff. Party A, Party B and Party C shall, after refunding the Transfer Price to Party D. Unless otherwise agreed in this Agreement, none of the Parties shall bear any legal liabilities to the other parties. The Parties shall bear their own expenses arising from the execution and performance of this Agreement.

5.	承诺与保证 Representations and Warranties

5.1
甲乙丙三方向丁方承诺和保证如下，作为丁方受让目标股权的前提条件：
Party A, Party B and Party C hereby represent and warrant to Party D as follows. Such representations and warranties shall be the preconditions of Party D’s purchase of the Target Shares:

5.1.1
甲乙丙三方确认，对其拟出让给丁方的目标股权拥有完全所有权，并且能够在相关登记机关登记，包括现在或将来按照本协议的条款和条件而附着于目标股权的所有权利。
Party A, Party B and Party C confirm that they all have the full ownership (including all the rights of the Target Shares at present or in the future in accordance with the terms and conditions of this Agreement) of the Target Shares to be transferred to Party D and such Share Transfer can be registered at relevant registration authority.

5.1.2
甲乙丙三方是目标股权的合法所有权人并有权向丁方出让目标股权。目标股权不受制于其他任何形式的第三方优先购买权或任何司法、行政或仲裁裁决，也不受制于任何质押、留置、负担、权益和主张；
Party A, Party B and Party C are the legal owners of the Target Shares and are entitled to transfer the Target Shares to Party D. The Target Shares is free from any form of pre-emption rights of any third party or any judicial, administrative or arbitral awards as well as any pledge, liens, encumbrances, rights, interests and claims;

5.1.3
甲乙丙三方具有充分的法律权利、权力和授权签署、交付本协议以及本协议所要求的或提及的所有其他协议、契约、文件和文书及履行本协议项下的义务。
Party A, Party B and Party C have full legal right, power and authority to enter into and deliver this Agreement and all other agreements, deeds, documents and instruments prescribed or mentioned in this Agreement, and to perform their obligations under this Agreement;

5.1.4	甲乙丙三方签署、交付本协议和本协议规定或提及的所有其他协议、契约、文件和文书，或履行与遵守本协议的任何条款，已按照目标公司的章程的规定事先获得相关方的书面同意（若有），未违反抵触、亦不会违反抵触目标公司的章程或组织文件的任何规定，或对甲乙丙三方及/或目标公司有约束力的任何现有的合同、协议或文书的规定。

The entry into and delivery of this Agreement and all other agreements, deeds, documents and instruments prescribed or mentioned in this Agreement, or performance and compliance with any of the provisions in this Agreement by Party A, Party B and Party C has obtained the written consents from the relevant parties in accordance with the provisions of the articles of association of the Target Company, and do not and will not give rise to any breach or contravention of the articles of association or equivalent constitutive documents of the Target Company, or any existing contracts, agreements or instruments which are binding on the Party A, Party B and Party C and/or the Target Company;

5.1.5
甲乙丙三方将尽力协助丁方准备和获取股权转让所必需的所有政府批准和登记文件，并采取所有丁方认为完成股权转让所必要的其他该等行动以促成本协议的履行。
Party A, Party B and Party C shall endeavor to assist Party D to prepare and obtain all the governmental approval and registration documents necessary for the Share Transfer, and take such other actions which are deemed by Party D to be necessary for the completion of the Share Transfer so as to procure the performance of this Agreement;

5.1.6
在签订本股权转让后至股权转让工商变更完成之前，丁方将委派相关人员进驻目标公司，目标公司任何资产购置和处理、对外签订新的合同等都需要经过丁方事先书面同意。
After the execution of this Share Transfer Agreement and prior to the completion of registration of the Share Transfer at relevant Industry and Commerce Bureau, Party D will assign relevant personnel to the Target Company.  Any purchase or disposal of assets, or entering into new agreements by the Target Company shall be subject to Party D’s prior written approval.

5.1.7	目标公司可以在2009年顺利获得位于雅达虹工业集中区所使用土地和房屋的证书。 The Target Company can obtain the certificates for the lands and buildings in use that locate at Yadahong Industrial Concentration Park in 2009.

5.1.8
目标公司未有任何未披露给丁方的债务、责任和或有负债等，也未遭受任何正在尚未了结或即将进行的诉讼、仲裁和行政强制措施。
The Target Company does not have any debts, liabilities or potential debts etc. that has not been disclosed to Party D and is not involved in any on-going or potential lawsuit, arbitration and administrative coercive measures.

5.1.9	目标公司拥有合法展开公司经营范围内业务的所有资质、批准、证书、许可。 The Target Company has all the licenses, approval, certificates, admission to legally carry out its business within the business scope.

5.2	丁方在此向甲乙丙三方做出如下承诺与保证： Party B hereby represents and warrants to Party A, Party B and Part C as follows:

5.2.1	丁方有权以及经授权签署和履行本协议；以及 Party D have the right and authorization to sign and perform this Agreement; and

5.2.2	丁方应当依据本协议第2条规定向甲乙丙三方支付转让对价。 Party D shall pay to Party A, Party B and Party C the Transfer Price in accordance with article 2 of this Agreement.

6.	税费承担 Taxes

6.1
股权转让过程中产生的相关税费由甲方承担，但不包括甲乙丙三方应自行承担的因获得转让价款而可能需支付的个人所得税等税金。
The relevant taxes arising in the process of Share Transfer shall be borne by Party A. Such taxes shall not include the individual income taxes that may be required to be payable by Party A, B and C after receiving the Transfer Price.

7.	违约责任

7.1
若本协议一方（“违约方”）未能履行其于本协议项下的义务或其所作的承诺和保证不真实或不准确（“违约”），违约方应赔偿守约方（“守约方”）因该等违约所遭受的损失；若该违约情形严重，守约方有权经书面通知违约方后终止股权转让，并且违约方，除上述赔偿责任外，还应当赔偿守约方因此支付的所有其他合理费用和支出（包括律师费及其他专业咨询费）。
In the event that either Party (“Defaulting Party”) fails to perform any of its obligations hereunder or the representations and warranties of the Defaulting Party are untrue or inaccurate (each a “breach”), the Defaulting Party shall pay compensation to the non-defaulting party ("Non-defaulting Party") for losses arising from such breach suffered by the Non-defaulting Party; and if such breach is material, the Non-defaulting Party shall be entitled to terminate the Share Transfer by notifying the Defaulting Party in writing and the Defaulting Party shall in addition to the aforesaid compensation, also pay the Non-defaulting Party on basis for all reasonable fees and expenses and outgoings (including legal and other professional fees) incurred by the Non-defaulting Party.

7.2
若存在或发生与本协议第5.1条甲乙丙三方承诺与保证不一致的情况，丁方有权在任何时候解除本协议或股权转让。
Upon the occurrence or existence of any situation that is inconsistent with any of the representations and warranties made by Party A, Party B and Party C in article 5.1 of this Agreement, Party D shall have the right to terminate this Agreement or the Share Transfer at any time.

8.	协议变更和终止 Amendment to the Agreement and Termination

8.1
本协议的任何变更应当由甲乙双方协商一致，并形成书面文件方可有效，协议内容以最后变更内容为准。
Any amendments to this Agreement shall be made by the Parties through negotiations and take legal effect upon forming written documents. The content of this Agreement shall be superseded by the content of the final amendments.

8.2	在发生下列情形时，除非各方另行书面约定，本协议终止： Upon the occurrence of the following situations, unless otherwise agreed by the Parties in writing, this Agreement shall be terminated:

8.2.1	有任何违反本协议第5.1条的情形，丁方决定终止本协议； Any breach of article 5.1 of this Agreement and Party D decides to terminate this Agreement;

8.2.2	在本协议签订后半年内没有完成工商登记； Failure to complete the registration at relevant Industry and Commerce Bureau within half year upon the execution of this Agreement;

8.2.3	丁方被依法终止或被依法宣告破产时； Party D is terminated or enter into bankruptcy in accordance with laws.

8.2.4	各方一致同意终止本协议时； The Parties agree to terminate this Agreement;

8.2.5	本协议被司法机关依法裁定无效时； This Agreement is declared to be null and void by the judiciary;

8.2.6	发生其它依法应当终止本协议的情形时。 The occurrence of other events that this Agreement shall be terminated in accordance with laws.

9.	适用法律与管辖 Governing Law and Jurisdiction

9.1	本协议受中华人民共和国法律管辖并依其解释。 This Agreement shall be governed by and construed in accordance with the law of the People's Republic of China.

9.2
因本协议而产生或与之有关的所有争议，双方首先应通过友好协商解决。该等协商应在争议一方向另一方发出要求协商的书面通知后立即开始。如果在上述通知发出后的六十（60）个日历日内，争议未能通过协商解决，则任何一方可将争议提交松原市有管辖权的人民法院通过诉讼解决争议。
All disputes arising out of or in connection with this Agreement shall first be resolved through amicable negotiations by the Parties. The negotiations should commence immediately upon any Party serving a written notice to the other Party requesting for negotiations. If such disputes are not resolved within sixty (60) calendar days of the issuance of the written notice, any Party may file a lawsuit at a competent court in the city of Songyuan to resolve such dispute.

10.	其他 Miscellaneous

10.1
未经其他方事先书面同意，任何一方不得转让、出让、抵押或以其他方式处分其在本协议项下的所有或部分权利或义务，不得授予、宣布或处分其在本协议中的任何权利或利益，亦不可声称其将作出上述行为。
Without the prior written consent of the other parties, no Party shall assign, transfer, charge or otherwise dispose of all or any of its rights or obligations under this Agreement, nor shall it grant, declare or dispose of any of its rights or interests in this Agreement, nor shall it allege that it shall so assign, transfer, charge or otherwise dispose.

10.2
本协议对双方及其各自的继承者及受让人圴具有约束力。各方应当确保其各自的继承者及受让人始终遵守本协议的一切规定。
This Agreement shall be binding on the Parties and their respective successors and the assignees. The Parties shall procure their successors and assignees to continue to be bound by the provisions of this Agreement.

10.3	若本协议与各方及/或目标公司之前签订的任何其他法律文件有不一致之处，以本协议为准。 In case of any inconformity between this Agreement and any other legal paper concluded by the Parties and/or the Target Company, this agreement shall prevail.

10.4	本协议一式六（6）份，各方各执一份，剩余两份用于登记使用。 This Agreement is executed in six (6) original copies, each Party shall hold one set and the remaining two sets shall be used for registration.

10.5	本协议以中、英文书就。若中文与英文文本有不一致之处的，以中文文本为准。 This Agreement is written in Chinese and English. In the event of any discrepancies between the Chinese and English versions, the Chinese version shall prevail.

10.6
本协议系双方就目标股权协商一致所作出的最终协议，对本协议的修改应由双方协商一致书面作出。
This Agreement is the final agreement in respect of the Target Shares made by the Parties after negotiations, and any amendments to this Agreement shall be made in writing by the Parties through negotiations.

（以下无正文）
(there is no text below)

本协议由各方于文首载明的日期签署，以昭信守。
The Parties hereto have executed this Agreement on the date first above written.

甲方：娄云辉
Party A : Lou Yun Hui

/s/ Lou Yun Hui

乙方：李清
Party B: Li Qing

/s/ Li Qing

丙方：王明峰
Party C: Wang Ming Feng

/s/ Wang Ming Feng

丁方：松原市东北石油技术服务有限公司（盖章）
Party D : Song Yuan North East Petroleum Technical Service Co., Ltd.
(company seal)
法定代表人（签字）
Legal Representative: (signature)

/s/ Wang Hong Jun
（王洪军）
(Wang Hong Jun)